                                                                    EXHIBIT 32.2

                       CERTIFICATION BY DAVID P. WILLIAMS
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Chief Financial Officer of Roto-Rooter Inc. ("Company"), does hereby certify that:

         1) the Company's Quarterly Report of Form 10-Q for the quarter ending March 31, 2004 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   May 10, 2004               By      David P. Williams
         ------------------                 -------------------------
                                            David P. Williams
                                            (Vice President and Chief Financial
                                            Officer)

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